INTERNET TRAVEL NETWORK                                 AGP 101/102-CUSTOM 01/99
CONTRACT NO. 173225
CONTRACT EFFECTIVE DATE:  July 1, 1998

                                                                   EXHIBIT 10.17

                         SUBSCRIBER SERVICES AGREEMENT
                         -----------------------------

1.   SERVICES
     --------

     The individual or entity specified on the Customer Profile ("Subscriber") has requested and, pursuant to the terms and conditions of this Subscriber Services Agreement ("Agreement"), Apollo Galileo USA Partnership ("AGP") will provide to Subscriber the Services specified on each Services Designator. This Agreement will apply to additional Services by agreement of the parties without the necessity of signing a contract amendment. AGP's provision of Services shall include a license to use the Software provided hereunder. AGP will deliver and install the hardware and provide access to Apollo Services, provided that Subscriber has, at its own expense, made any construction, wiring or other modification necessary to install and connect the Services.

2.   DEFINITIONS
     -----------

     For purposes of this Agreement, each of the following terms shall have the meaning specified.

     A. "Apollo Booking" means a booking for the services of an air, car, hotel, cruise or tour vendor that participates in Apollo Services, less cancellations thereof, which (i) is made by Subscriber directly via the Services; (ii) results in a fee payable directly or indirectly by the vendor to AGP; (iii) is not speculative, fictitious, or made solely for the purpose of achieving productivity-based booking objectives; and (iv) with respect to passive air bookings, has a BK, GK or HK status code.

     B. "Documentation" means all manuals, operating procedures, instructions, guidelines, and other materials provided by AGP to Subscriber, including oral instruction and electronic formats.

     C. "Location" means the address, as specified on a Services Designator, at which Services are provided by AGP.

     D. "Services" means the Apollo Reservations and Ticketing Service (also referred to as "Apollo Services") and related products, including all software provided hereunder ("Software"), hardware, Documentation, support, and such other services licensed, leased or provided to Subscriber by AGP.

     E. "Transaction" means a message accessing Apollo Services that is transmitted by Subscriber.

3.   USE OF SERVICES
     ---------------

     A. Subscriber will utilize the Services strictly in accordance with the Documentation. Prohibited uses include servicing or training any third party (except as expressly provided for in the Reservations Services Attachment hereto); making speculative, duplicative or fictitious bookings (except for test or demonstration purposes, which bookings shall be promptly canceled); and any other use which may be prohibited by AGP. Subscriber must limit access to the Services to its employees, agents, subcontractors and consultants having a need for such access for the purposes of servicing the travel requirements of clients ("Permitted Persons") and may not disclose or make the Services, including Apollo Services displays, available to any other third party. Subscriber shall be liable for any improper disclosure made by the Permitted Persons.

     B. If Subscriber licenses AGP's Selective Access/Global Access product, Subscriber may authorize another AGP subscriber to access the client records entered into Apollo Services by Subscriber; provided, however
          (i) AGP shall have no responsibility or liability whatsoever with respect to such authorization or access; and (ii) AGP may restrict such access immediately upon written notice to Subscriber.

     C. AGP will provide repair and maintenance services for the AGP hardware. Subscriber is prohibited from performing repair and maintenance on the AGP hardware itself or through a third party. Subscriber shall be responsible for all costs and expenses of repair required for any reason other than ordinary, authorized use. Subscriber may not disconnect the Services.

     D. AGP may, at its discretion, enhance or modify a Service and may offer new Services to Subscriber; provided, however, no modification shall be made which would be considered a hardware or Software

[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          downgrade without Subscriber's prior consent. Subscriber's use of any enhanced, modified or new Service will constitute its agreement to the terms and conditions pertaining to such use, which shall be communicated to Subscriber in advance, either in written or electronic form.

4.   CHARGES
     -------

     A. Subject to the following productivity program, Subscriber will pay to AGP all charges (plus taxes and other governmental assessments directly applicable to the provision of Services by AGP) assessed by AGP in accordance with this Agreement.

               (i) Each month, AGP will calculate the number of Apollo Bookings made by Subscriber during the prior month through
                                                                  -------------
                     the pseudo city codes specified on each Services Designator
                     ---------------------------------------
                     hereto ("Actual Bookings"). If Subscriber's Actual Bookings meet or exceed [*], then AGP will apply a credit
                     ("Apollo Booking Credit") to the charges incurred by Subscriber during such prior month equal to [*], plus [*] for each Actual Booking achieved during the prior month in excess of [*]. If Subscriber's Actual Bookings do not meet or exceed [*], then AGP will apply an Apollo Booking Credit to the charges incurred by Subscriber during such prior month equal to [*] multiplied by the Actual Bookings.

               (ii) Every 6 months, the Apollo Booking Credit for each of the prior 6 months will be applied to the charges incurred by Subscriber during such 6-month period. If the total Apollo Booking Credit is less than the total charges incurred during the 6-month period, Subscriber will pay to AGP the difference within 30 days of the reconciliation. If the total Apollo Booking Credit exceeds the total charges for such period, AGP will pay Subscriber the difference within 30 days of the reconciliation.

               (iii) The calculations hereunder will be based solely on AGP's records.

     B. Initially, the Monthly Fixed Charges for terminal addresses ("TA's") and global terminal identifiers ("GTID's") will be [*] for [*] TA's/GTID's. Upon completion of the first year of this Agreement, AGP will calculate the then-current quantity of TA's/GTID's provided to Subscriber hereunder and will multiply such quantity by [*]. The result thereof will be the Monthly Fixed Charges for TA's/GTID's for the next 12 months. The TA/GTID Monthly Fixed Charges for each subsequent year will be calculated in the same manner upon completion of each year of this Agreement. TA's and GTID's may only be added or deleted in blocks of 100 and Subscriber shall be assessed a fee of [*] for each request to add or delete blocks; provided, however, AGP has agreed to waive the [*] fee for the addition of blocks . At such time Subscriber has been provided [*] TA's/GTID's, AGP reserves the right to negotiate the terms under which additional TA's/GTID's may be added.

     C. Past due balances will accrue interest at the rate of one percent (1%) compounded monthly or the maximum rate permitted by law, whichever is less. Payments returned for insufficient funds or other reasons will be assessed AGP's current fee therefor. AGP may assess fees for new Services and for Services that are currently provided at no charge; provided, however, in no event may AGP assess fees for Services that are expressly waived pursuant to the terms of this Agreement.

5.   TERM
     ----

     A. This Agreement will commence July 1, 1998 and will expire June 30, 2001; provided, however, Subscriber may elect to extend this Agreement on a month-to-month basis for up to an additional six months. Locations may be added to this Agreement during the first 24 months of its term. The term of this Agreement for any such added Location will commence on the first day of the month in which Services commence and expire June 30, 2001.

     B. Subject to availability, at Subscriber's request and upon AGP's approval, Services may be added to existing Locations during the first 24 months of this Agreement. The term of this Agreement for any approved additional Services will commence upon installation thereof and will continue until June 30, 2001.

     C. AGP reserves the right to negotiate the terms under which new Locations and Services may be added during the last 12 months of the initial term of this Agreement or during any extension of this Agreement as specified in Article 5.A above; provided, however that this Article 5.C shall apply only if Subscriber wishes to add capital Services (i.e., Services which AGP purchases from a third party, such as workstations and printers). This Article 5.C shall not apply to Subscriber's addition of non-capital Services, such as communications lines, TA's and GTID's.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     D. Notwithstanding anything to the contrary in this Agreement, provisions which by their nature and intent should survive its expiration or termination, including, but not limited to, those relating to confidentiality, liquidated damages, Software license restrictions, and risk of loss, shall so survive.

6.   LICENSE RESTRICTIONS
     --------------------

     Subscriber may not copy, reproduce or duplicate the Software and related Documentation or any portion thereof, except to the extent reasonably necessary for backup purposes. Subscriber may not modify, alter, disassemble, reverse assemble, reverse compile, or reverse engineer the Software or any portion thereof. The Software is the proprietary information and trade secret of AGP, its licensors, or such other third party with whom AGP has a distributorship agreement, or the licensors of such third parties. All licenses for Software provided hereunder terminate upon expiration or any termination of the Agreement.

7.   RISK OF LOSS
     ------------

     Subscriber has no ownership, right or title in or to any Service, and may not remove identifying marks from the Services or subject same to any lien or encumbrance. Subscriber accepts full responsibility for loss or damage to the AGP-provided hardware and, in the event thereof, Subscriber must pay AGP the insurance value therefor as specified on the Services Designator.

8.   THIRD PARTY PRODUCTS
     --------------------

     Any product not provided by AGP ("Third Party Product") which sends Transactions to or interfaces with Apollo Services may only do so through a certified platform as identified in an Apollo Services profile. AGP shall have no liability whatsoever with respect to Third Party Products and Subscriber shall indemnify and hold harmless AGP for all claims against AGP resulting from or related to a Third Party Product. In order to protect or maximize the operability of Apollo Services, AGP may require that Subscriber temporarily or permanently discontinue its use of any Third Party Product. Subscriber acknowledges and agrees that the Reservation Services, as described in the Reservation Services Attachment hereto, are Third Party Products.

9.   WARRANTIES
     ----------

     A. AGP MAKES NO WARRANTY WHATSOEVER WITH RESPECT TO THE SERVICES OR ANY PRODUCT OR SERVICE PROVIDED BY AGP, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     B. Subscriber represents and warrants that no written or oral representation or warranty made or information furnished by Subscriber to AGP, including the Customer Profile, contains any untrue statement of material fact.

10.  LIMITATION OF LIABILITY
     -----------------------

     AGP shall not be liable for and Subscriber hereby waives and releases AGP, its owners, officers, directors, employees, affiliates, agents, successors and assigns from all obligations and liabilities and all rights, claims and remedies of Subscriber against them, express or implied, arising by law or otherwise, due to any defects, errors, malfunctions, performance, failure to perform, or use of the Services, or any part thereof, or for interruptions of service, including any liability or claim in tort, for acts of AGP's subcontractors, or for loss of revenue, profits or data, or any other direct, indirect, incidental, special or consequential damages.

11.  TERMINATION FOR CAUSE
     ---------------------

     A. If either party (the "Defaulting Party") becomes insolvent; if a receiver of the Defaulting Party's assets is appointed; if the Defaulting Party takes any step leading to its cessation as a going concern; or if the Defaulting Party ceases to do business or otherwise ceases or suspends operations for reasons other than an event of force majeure, then the other party may immediately terminate this Agreement on written notice to the Defaulting Party or may require that certain conditions are met in order to avoid such termination.

     B. If either party (the "Defaulting Party") fails to perform or observe any of its obligations hereunder, and such failure continues for a period of 30 business days after written notice to the other party (except in any circumstance where a cure is impossible in which case there shall be no cure period), then the other party (the "Insecure Party") may immediately terminate this Agreement. If Subscriber is the Defaulting Party hereunder, then, without prejudice to any other rights or remedies of AGP, including the right to recover liquidated damages, all or any of the rights of Subscriber under this Agreement shall, at the option of AGP, be terminated, reduced or restricted.

12.  INDEMNIFICATION
     ---------------

     A. Subscriber shall indemnify and hold harmless AGP, its owners, officers, directors, employees, affiliates, agents, successors and assigns, against and from any and all liabilities, damages, losses, expenses, claims, demands, suits, fines or judgments, including reasonable attorneys' fees, costs and expenses incident thereto, which may be incurred by AGP by reason of any loss, damage, or destruction of property, including loss of use thereof, or any other loss or claim whatsoever, whether in contract or tort, law or equity, arising out of or in connection with any act, failure to act, error or omission of Subscriber, its owners, officers, directors, employees or agents in the performance or failure of performance of its obligations under this Agreement.

     B. AGP warrants and agrees that it will defend any suit that may be brought against Subscriber by any third party for alleged infringement of any patent, trademark, copyright or other intellectual property right relating to Subscriber's use of the Services, and that AGP will indemnify and hold Subscriber harmless from and against any loss, damages, costs and expenses (including attorneys' fees) which may be incurred by the assertion of such third party claim. As a condition to the foregoing, Subscriber shall (i) promptly notify AGP in writing of the action; (ii) permit AGP full authority to defend or settle the action; and (iii) cooperate with, and provide all available information, assistance and authority to AGP to defend or settle the action. AGP shall not be liable for any costs, expenses, damages or fees incurred by Subscriber in defending such action or claim, unless authorized by AGP in advance and in writing.

13.  LIQUIDATED DAMAGES
     ------------------

     A. If AGP terminates this Agreement for cause, or if Subscriber terminates this Agreement other than for cause, then Subscriber shall pay to AGP liquidated damages as follows: (a) [*] of the product of the Monthly Fixed Charges multiplied by the number of months remaining under the term of this Agreement ("Remaining Months"); plus (b) [*] of the product of the total amount of Variable Charges billed during the month preceding termination multiplied by the Remaining Months; plus
          (c) AGP's then-current Deinstallation Charge for removal of Services.

     B. If there is an action to enforce this Agreement or seek remedies for breach of this Agreement by a party hereto, then the prevailing party shall be entitled to reimbursement from the non-prevailing party of all attorneys' fees and court costs incurred by the prevailing party in pursuing such action.

14.  CONFIDENTIALITY
     ---------------

     Neither party shall disclose the trade secrets and proprietary and confidential information of the other party, including, but not limited to, the provisions of this Agreement; provided, however, either party may share the terms of this Agreement with its accountant and attorney strictly on a need-to-know basis or as required by law. Subscriber shall not use the name, logo or product names of AGP in brochures, proposals, contracts or other publicly disseminated materials without first securing AGP's written approval.

15.  GOVERNING LAW; JURISDICTION
     ---------------------------

     This Agreement and any disputes arising under or in connection with this Agreement shall be governed by the internal laws of the State of Illinois, without regard to its conflicts of laws principles. All actions brought to enforce, arising out of or relating to this Agreement shall be brought and tried in federal or state courts located within the County of Cook, State of Illinois, and the parties hereby consent to submit to the personal jurisdiction of such courts and to venue therein.

16.  SALE AND ASSIGNMENT; AGENCY ACQUISITIONS
     ----------------------------------------

     A. Subscriber may not assign this Agreement without the prior written consent of AGP, which consent shall not be unreasonably withheld. In the event Subscriber sells substantially all of its assets, but fails to secure AGP's consent to assign this Agreement, Subscriber will remain liable to AGP to perform all of its obligations hereunder, including the obligation to pay any and all charges specified in this Agreement.

     B. During the term of this Agreement, Subscriber may acquire a travel agency and desire to obtain Services from AGP for such travel agency. The parties acknowledge that if, at the time of such acquisition, such travel agency does not subscribe to the Apollo Services, then the terms and conditions of this Agreement

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          shall apply to all Services provided hereunder for such acquired travel agency. The parties further acknowledge that if, at the time of the acquisition, the travel agency is a party to a valid Apollo agreement ("Other Agreement"), then the terms and conditions of this Agreement shall apply to all Services provided hereunder for such acquired travel agency; provided, however, that (i) there is less than 24 months remaining in the term of the Other Agreement; and (ii) if financial assistance was provided under the Other Agreement which was not conditional upon the travel agency's achievement of certain booking levels, then AGP shall be reimbursed a pro rata share of such financial assistance provided, based on the number of months remaining in the term of the Other Agreement.

17.  GENERAL
     -------

     A. Except for Subscriber's payment obligations hereunder, neither party shall be deemed to be in default or liable for any delays if and to the extent that performance is delayed or prevented by force majeure.

     B. AGP or its agent shall, upon providing reasonable notice, have the right to enter upon any Location during normal business hours for the purpose of (i) monitoring, inspecting, or repairing the AGP hardware;
          (ii) monitoring the users' operation of the Services; and (iii) removing the Services upon termination of this Agreement.

     C. Nothing in this Agreement is intended or shall be construed to create any agency, partnership or joint venture relationship between the parties.

     D. The failure of either party to exercise or its waiver or forbearance of any right or privilege under this Agreement shall not be construed as a subsequent waiver or forbearance of any such term or condition.

     E. Any notice permitted or required to be given hereunder shall be sent by first class mail, postage prepaid, or by any more expedient written means to the address of Subscriber as specified on the Customer Profile; notices to AGP shall be sent to: Apollo Galileo USA Partnership, 9700 West Higgins Road, Suite 400, Rosemont, IL 60018,
          ATTN: Legal Department-Contract Notices.

     F. If any provision of this Agreement is held invalid or otherwise unenforceable, the enforceability of the remaining provisions will not be impaired thereby.

18.  ENTIRE AGREEMENT
     ----------------

     This Agreement, together with any attachments now or hereafter made, each of which is, without further affirmation, added to and made a part hereof, constitutes the entire agreement and understanding of the parties on the subject matter hereof and, as of the Contract Effective Date, supercedes all prior written and oral agreements between the parties pertaining to the subject matter hereof. In the event that the provisions of an attachment conflict with any terms herein, then the provisions of the attachment shall control.


By signing below, the parties acknowledge their acceptance of the terms and conditions of this Agreement and its attachments.


SUBSCRIBER                              APOLLO GALILEO USA PARTNERSHIP


Signature: /s/ Matthew Ackerman         Signature: /s/ Sally Laprenere
          ------------------------                --------------------------

Printed Name: Matthew Ackerman          Printed Name: Sally Laprenere
             ---------------------                   -----------------------

Title: V P Finance                      Title: Manager Contracts
      ----------------------------            ------------------------------

Date: 1/18/99                           Date: Jan 20 1999
     -----------------------------           -------------------------------

OPTIONAL SERVICES ATTACHMENT
________________________________________________________________________________

AGP will provide the following optional Services as requested and paid for by Subscriber. The charges ("Variable Charges") are assessed monthly, unless otherwise specified. Other optional Services may be offered to Subscriber from time to time. Subscriber's use of an optional Service will constitute its agreement to pay the associated Variable Charges and to follow the procedural guidelines established by AGP. AGP may discontinue its provision of an optional Service upon written notice to Subscriber. For purposes of this Attachment, the term "pseudo" means the unique alpha/numeric designator(s) assigned by AGP for a Location.

1.   AUTOMATED TICKET AND BOARDING PASS (HOME OFFICE LOCATION AND BRANCHES)*               $    [*]

2.   AUTOMATED TICKET AND BOARDING PASS (SATELLITE PRINTER LOCATIONS)*                     $    [*]

       *On a monthly basis, per Location, AGP will calculate the total number of transmissions resulting in each of the following: tickets (including electronically transmitted tickets or entitlements), boarding passes, itineraries, invoices (including those utilizing the Ticket Invoice Numbering System "TINS"), and machinable interface records. The greatest quantity of transmissions for one of these items will be assessed the [*] each charge.

3.   OPTIONAL TRANSITIONAL TICKET STOCK
       Ticket Transmission (including electronically transmitted tickets and entitlements) $    [*]
       Itinerary and Machinable Interface Record Transmission                                   [*]
       Itinerary Invoice Using TINS                                                             [*]

4.   PRO-FILES - [*] per pseudo per month at no charge; thereafter:                              [*]

5.   PREVIEW PLUS
       Demand Mode                                                                             [*]
       Quick Return Mode                                                                       [*]
       Batch Mode                                                                               n/c

6.   PRINT QUEUE                                                                               [*]

7.   AUTOMATED ARC REPORT                                                                      [*]

8.   GROUPMANAGER TICKET SUMMARY REPORT                                                        [*]

9.   PAST DATE QUICK (maximum [*] per month, per pseudo)                                    [*]

10.  SELECTIVE ACCESS / GLOBAL ACCESS
       One-Time Fee                                                                        $   [*]
       Customized Permission Record                                                            [*]

11.  SPECTRUM
       One-Time Fee                                                                            [*]
       Monthly Fee                                                                             [*]
       Spectrum Enhancement Software; per release (one-time fee)                               [*]
12.  TELECHECK
       Activation Fee (one-time)                                                               [*]
       Monthly Fee                                                                             [*]
       Transaction Fee - [*] per pseudo per month at no charge; thereafter:                     [*]

13.  ADDRESS VERIFICATION (fee waived for Telecheck subscribers)                               [*]

14.  PRIVATEFARES (one-time)                                                               $   [*]

15.  BEST BUY QUOTE
       Base Fee - Per Access Device (maximum [*] per Location)                                 [*]
         An "Access Device" is any component at which a point of access to
         Apollo Services is provided, including, but not limited to, AGP and
         Subscriber workstations, terminal addresses and global terminal identifiers.
       Transaction Fee - 500 Best Buy Quote Transactions per Access Device
        (maximum [*] Best Buy Quote Transactions per Location) are included in
        Base Fee; thereafter:                                                              $    [*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

16.  APOLLO MONITOR                                                                           $   [*]

17.  FOCALPOINT DIAL-UP EDITION
       One-Time License Fee                                                                   $   [*]
       Disconnect Fee                                                                         $   [*]
       Usage Fee (per license; usage prorated in one minute increments after minimum is met)  $   [*]
           Local Access*                                                                          [*]
           Domestic 800 Number Access (if local access is not available)                          [*]
           International Access* (based on international gateway of telephone call)               [*]
           (*currently provided by MCI)
       Additional Documentation                                                                   [*]

18.  GLOBALWARE
       Monthly Maintenance Fee (as specified on Services Designator)
       Help Desk - Phone Support Fee                                                          $   [*]

19.  APOLLOWISE
       [*] per Transaction in excess of Baseline Transactions for the month
       (defined as an average of [*] Transactions per Apollo Booking per month).

20.  MEMBERSHIP PRO-FILE (per master account record, plus PRO-file charge specified above)    $   [*]

21.  TRAVELPOINT.COM
       Initial License Fee (first site)                                                       $   [*]
       Additional License Fee (each additional site)                                          $   [*]
       Transaction Fee, per passenger name record (subject to [*] monthly minimum)            $   [*]
       Change of Banner Graphic                                                               $   [*]

22.  MAINTENANCE PREMIUM                                                                          [*]
       Applies for Subscriber-requested hardware maintenance outside the scope of
       AGP's standard maintenance service.  A service charge may be assessed for failure or refusal to admit technician for scheduled service call.

23.  EXTENDED SUPPORT SERVICES (third-party software phone support)                           $   [*]


24.  PROJECTS                                                                                     [*]
       Applies for projects such as equipment installations, deinstallations, reconfigurations, upgrades, and office relocations.

25.  SUPPLIES, TRAINING MATERIALS, MARKETING MATERIALS                                            [*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

WAIVED VARIABLES ATTACHMENT
________________________________________________________________________________

Notwithstanding the provisions of the Optional Services Attachment to the Agreement, the following provisions shall apply:

1. AGP will waive the Variable Charges for the following optional Services, provided that Subscriber is meeting all of its obligations under the Agreement.

   TICKETING AND RELATED DOCUMENTS (ATB AND OPTAT)*
      Tickets
      Boarding Passes
      Itineraries
      Invoices (including TINS)
      Machinable Interface Records

      (*These charges shall be waived for the home office Location and full service branches, as well as outplant Locations which perform reservation
      and ticketing functions.   The fees incurred at remote satellite ticket
      printer Locations will not be waived.)

   [*] - THE FEES FOR [*] PER MONTH WILL BE WAIVED

   PREVIEW PLUS (all modes)

   PRINT QUEUE

   AUTOMATED ARC REPORT

   GROUPMANAGER TICKET SUMMARY REPORT

   PAST DATE QUICK

   [*] - Monthly Maintenance Fees

      The monthly maintenance fees for GlobalWare shall be waived. Subscriber remains responsible to pay for all other fees pertaining to GlobalWare, including, but not limited to, the support fees assessed in accordance with this Agreement.

   [*]

   TELECHECK

   [*]

   FOCALPOINT DIAL-UP EDITION - One-Time License Fee

      The one-time license fee for Focalpoint Dial-Up Edition shall be waived. Subscriber remains responsible to pay for all other fees pertaining to Focalpoint Dial-Up Edition, including, but not limited to, the usage fees, disconnection fees, and additional documentation fees.

   [*]

   [*]

2. AGP and Subscriber have agreed to modify the pricing structure for the following Services:

   APOLLOWISE
      The [*] per Transaction fee will be reduced to [*] per Transaction, and applies for Transactions in excess of Baseline Transactions for the month.
      The Baseline Transaction of [*] will be increased to [*], and is defined as the average Transactions per Apollo Booking per month.

   BEST BUY QUOTE
      Subscriber shall pay to AGP [*] per Best Buy Quote Transaction, and the
      [*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TRATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

RESERVATION SERVICES ATTACHMENT
________________________________________________________________________________

Subscriber has requested and AGP has agreed that Subscriber may use the Services for the purpose of allowing individuals ("Users") to make air, car, hotel and other travel-related bookings via the Internet, whereby Subscriber may make such bookings on behalf of another travel agency via emulation of such travel agency ("Other Agency") or may route a booking made by a User to the travel agency selected by the User ("Ticketing Agency") for ticketing purposes only. The parties acknowledge that Subscriber may be one such Ticketing Agency. The services provided by Subscriber as contemplated herein shall be collectively referred to as the "Reservation Services".

1. GALILEO SYSTEM
   --------------

   An Other Agency or a Ticketing Agency may subscribe to the Apollo computerized reservation system or the Galileo computerized reservation system (each a "System"). Accordingly, AGP shall provide Subscriber access to the Galileo System for the sole purpose of emulating Other Agencies that use the Galileo System and routing bookings to Ticketing Agencies that use the Galileo System. All terms and conditions of the Agreement that pertain to the Apollo System shall apply equally to the Galileo System. The parties acknowledge and agree that Subscriber's provision of Reservations Services to subscribers of the Galileo System shall, under this Agreement, be limited to those subscribers serviced by a Distributor (as defined below) which is owned and controlled by Galileo International, L.L.C.

2. SUBSCRIBER'S RESPONSIBILITIES
   -----------------------------

   A. Subscriber is solely responsible to ensure that the Reservations Services are compatible with the Systems and any modifications thereto. Further, Subscriber is solely responsible to, and represents and warrants to AGP that it shall use its best efforts to comply with all laws and regulations of the countries within which it does business, including, but not limited to, data protection laws.

   B. In order to allow Subscriber to access the passenger name records and PRO-file/Client File data contained in a System ("Records") for an Other Agency, Subscriber must secure the written authorization from such Other Agency to allow AGP or, in the case of an Other Agency which uses the Galileo System, the distributor of such System ("Distributor") to programmatically permit such access. The authorization shall be provided in one of the following forms:

         (i) If the Other Agency has contracted with Subscriber to receive Reservation Services, then such Other Agency shall execute the Request for Reservation Services (Agency) in the form attached hereto as Exhibit A. Exhibit A shall be completed to identify the appropriate Distributor and its address.

         (ii) If a corporate client of the Other Agency ("Client") has contracted with Subscriber to receive Reservation Services, then the Other Agency shall execute the Request for Reservation Services (Client) in the form attached hereto as Exhibit B. Exhibit B shall be completed to identify the appropriate Distributor and its address.

         (iii) The parties agree that Requests for Reservation Services that were executed under prior contract no. 30586 which remain valid as of execution of this Agreement shall be deemed to be authorized Requests for Reservation Services under this Agreement.

         The parties acknowledge that the Distributors may, at their discretion, modify the terms of Exhibits A and B. Requests for Reservation Services shall be mailed to the Distributor at the address specified on Exhibit A or B, as applicable.

   C. AGP shall waive the monthly fee of [*] for each location of an Other Agency with respect to which Subscriber provides Reservation Services.

   D. Subscriber or the Other Agency shall provide AGP [*] days' prior written notice when terminating an Other Agency's Reservation Services. In the event that the Reservation Services become incompatible with Apollo Services, and Subscriber is unable to rectify the incompatibility, then Subscriber shall provide AGP prompt written notice thereof and this Attachment shall be immediately terminated.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3.     DISTRIBUTOR'S RESPONSIBILITIES
       ------------------------------

       AGP will use reasonable efforts to cause Distributor to provide Subscriber access to the Records of the Other Agency within [*] days of receipt of a Request for Reservation Services therefor. AGP will use reasonable efforts to cause Distributor to disengage access to the Records of the Other Agency within [*] days of receipt of written notice therefor.

4.     USE, INDEMNIFICATION AND WAIVER
       -------------------------------

       A. When performing Reservation Services, Subscriber shall use the information contained in the Records solely for display entries, and to make bookings and ticket as necessary to service Other Agencies and Clients. Subscriber shall be liable for all monetary damages suffered by an Other Agency as a result of any misuse by Subscriber of the System or its access to the System. After any such misuse, AGP may, at its option and upon written notice to Subscriber, immediately terminate this Attachment.

       B. Subscriber hereby agrees to release and indemnify and hold AGP, its owners, officers, directors, agents, employees, affiliates, successors and assigns, and each Distributor harmless from and against any and all liabilities, damages, losses, expenses, claims, demands, suits, fines or judgments, including, but not limited to, attorneys' fees, costs and expenses incident thereto, which may be suffered by, accrue against, be charged to or be recovered from AGP, its owners, officers, directors, agents, employees, affiliates, successors or assigns, or a Distributor by reason of, arising out of or in connection with, any claim by a third party arising out of or in connection with: (i) any act, error or omission of Subscriber, its owners, officers, directors, agents or employees, or any act, error or omission of an Other Agency or a Client, under or relating to this Agreement or relating in any way to the Reservation Services; or (ii) any claim that the use of any data, systems or software by Subscriber, an Other Agency, or a Client in connection with Reservation Services infringes any patent, copyright, trademark or any other proprietary right of any person or entity.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

EXHIBIT A
01/99
                        REQUEST FOR RESERVATION SERVICES
                        --------------------------------
                                    (AGENCY)
                                    --------

FROM:                                 TO:

__________________________________    ______________________________________
Name of Agency - Pseudo City Code     Name of Distributor

__________________________________    ______________________________________
Mailing Address                       Mailing Address

__________________________________    ______________________________________

                                      AND TO:

Planned Activation Date:__________    Internet Travel Network / Pseudo SR7
                                      ("ITN")
                                      4157 El Camino Way, Suite A
                                      Palo Alto, CA 94306


1. The undersigned travel agency ("Agency") desires to utilize ITN's various reservation services ("Reservation Services") and, in accordance therewith, Agency hereby authorizes the above-named Distributor to programmatically permit ITN to access passenger name records, PRO-files, Client Files and other similar information created and maintained by Agency (the "Records") in the Apollo or Galileo computerized reservation system ("System"), such access to be permitted solely and exclusively for the purposes of providing the Reservation Services to Agency and ITN agrees not to use or disclose any of the information contained in the Records except for these purposes. ITN warrants that it will act at all times in accordance with all applicable laws with regard to the access provided hereunder. Agency warrants that it has, where required by law, gained the consent of the passenger concerned for access to be provided to personal data by ITN.

2. Agency agrees to release and indemnify, defend and hold Apollo Galileo USA Partnership, its owners, officers, directors, employees, affiliates, agents, successors and assigns (collectively, "AGP"), and Distributor harmless from any and all liabilities, damages, losses, expenses, claims, demands, suits, fines or judgments (including litigation costs, expenses and reasonable attorneys' fees) which may be made, had, brought or recovered by any third person by reason of or on account of Agency's use of, or action or inaction in connection with, the Reservation Services, or which arises out of or in connection with any claim that the use of any data, software or system by ITN in connection with providing the Reservation Services to Agency infringes any patent, copyright, trademark or any other proprietary right of Agency or any other person or entity.

   Agency waives and releases any and all obligations and liabilities of AGP and Distributor, and any and all rights, claims and remedies against AGP and Distributor, express or implied, arising by law or otherwise and solely resulting from any System delays, errors, malfunctions or interruptions of service experienced by ITN, whether or not beyond the control of Distributor or caused in whole or in part by the negligence of Distributor, including any liability, obligation, right, claim or remedy in tort, and including any liability, obligation, right, claim or remedy for loss of revenue or profit or any other indirect, incidental or consequential damages.

3. Agency has designated above, and on an additional page attached hereto if necessary, the name, address and pseudo city code of each Agency location which is covered under its agreement for access to the System (the "System Agreement") and for which Reservation Services are to be provided. If, after the execution of this Request, Agency elects to add branch locations which are covered under its System Agreement, Agency shall provide Distributor and ITN with additional Requests for Reservation Services.

4. ITN or Agency may terminate ITN's access to the Records at any location included in this Request with 30 days' prior written notice to the other affected entities. Notwithstanding the foregoing, if Agency's System Agreement or the agreement between ITN and AGP regarding the Reservation Services is terminated for any reason, the Reservation Services provided for hereunder shall terminate concurrently therewith.


AGENCY

Signature:     ___________________________________________________________

Printed Name:  ___________________________________________________________

Date:          ___________________________________________________________

EXHIBIT B
01/99
                        REQUEST FOR RESERVATION SERVICES
                        --------------------------------
                                    (CLIENT)
                                    --------

FROM:                                 TO:

__________________________________    ______________________________________
Name of Agency                        Name of Distributor

__________________________________    ______________________________________
Mailing Address                       Mailing Address

__________________________________    ______________________________________


__________________________________    AND TO:
Name of Client - Pseudo City Code
                                      Internet Travel Network / Pseudo SR7
                                      ("ITN")
                                      4157 El Camino Way, Suite A
Planned Activation Date:__________    Palo Alto, CA 94306



1. The undersigned travel agency ("Agency") desires to utilize Internet Travel Network's ("ITN") various reservation services ("Reservation Services") solely for its above-named corporate client ("Client") and, in accordance therewith, Agency hereby authorizes the above-named Distributor to programmatically permit ITN to access passenger name records, PRO-files, Client Files and other similar information created and maintained by Agency within the pseudo city code, as specified above, of the Client (the "Records") in the Apollo or Galileo computerized reservation system ("System"), such access to be permitted solely and exclusively for the purposes of providing the Reservation Services to Client and ITN agrees not to use or disclose any of the information contained in the Records except for these purposes. ITN warrants that it will act at all times in accordance with all applicable laws with regard to the access provided hereunder.
   Agency warrants that it has, where required by law, gained the consent of the passenger concerned for access to be provided to personal data by ITN.

2. Agency agrees to indemnify, defend and hold Apollo Galileo USA Partnership, its owners, officers, directors, employees, affiliates, agents, successors and assigns (collectively, "AGP"), and Distributor harmless from any and all liabilities, damages, losses, expenses, claims, demands, suits, fines or judgments (including litigation costs, expenses and reasonable attorneys' fees) which may be made, had, brought or recovered by any third person by reason of or on account of Agency's use of or action or inaction in connection with the Reservation Services, or which arises out of or in connection with any claim that the use of any data, software or system by Agency in connection with the Reservation Services infringes any patent, copyright, trademark or any other proprietary right of any person or entity.

   Agency waives and releases any and all obligations and liabilities of AGP and Distributor, and any and all rights, claims and remedies against AGP and Distributor, express or implied, arising by law or otherwise and solely resulting from any System delays, errors, malfunctions or interruptions of service experienced by ITN, whether or not beyond the control of Distributor or caused in whole or in part by the negligence of Distributor, including any liability, obligation, right, claim or remedy in tort, and including any liability, obligation, right, claim or remedy for loss of revenue or profit or any other indirect, incidental or consequential damages.

3. ITN or Agency may terminate ITN's access to the Records at any location included in this Request with 30 days' prior written notice to the other affected entities. Notwithstanding the foregoing, if Agency's agreement for access to the System or the agreement between ITN and AGP regarding Reservation Services is terminated for any reason, the Reservation Services provided for hereunder shall terminate concurrently therewith.


AGENCY


Signature:     ___________________________________________________________

Printed Name:  ___________________________________________________________

Date:

SERVICES DESIGNATOR
_______________________________________________________________________________

PSO: 1GOM       INTERNET TRAVEL NETWORK

                453 SHERMAN AVE.

                PALO ALTO. CA 94308

-------------------------------------------------------------------------------

                                                                   MONTHLY      ONE-TIME    INSURANCE
SERVICES                                                        FIXED CHARGES   CHARGES       VALUE
--------                                                        -------------   -------     ---------
        [*] MODEM                                               [*]                       [*]
        [*] TCP/IP MODEM                                        [*]                       [*]
        [*] ROUTER - 3 PORT - ETHERNET                          [*]                       [*]
        [*] GOBAL TERMINAL ID                                   [*]                       [*]
        [*] NON-FOCALPOINT GOBAL TERMINAL ID                    [*]                       [*]
        [*] TERMINAL ADDRESSES                                  [*]                       [*]
        [*] TCP/IP 56 KB LINE                                   [*]                       [*]
        [*] COMM LINE ENHANCED                                  [*]                       [*]
        [*] PRINT SERVER 486 9MB RAM 270MB HD ETHERNET          [*]                       [*]
        [*] APOLLO DOCUMENT PRINTER                             [*]                       [*]
        [*] OKIDATA 320 PTR                                     [*]                       [*]
        [*] T1B10 PRT                                           [*]                       [*]
        [*] STACKER UNSECURED                                   [*]                       [*]
        [*] ACCESS CHARGE                                       [*]                       [*]
        [*] INTERFACE - MONTHLY                                 [*]                       [*]


TOTAL MONTHLY FIXED CHARGE [*]

TOTAL INSURANCE VALUE [*]


PROMOTIONAL SUPPORT: [*]

ALT PSEUDO: 1QG4 SR7

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

IMPORTANT - READ CAREFULLY BEFORE USING OR CONTINUING TO USE ANY FOCALPOINT* PRODUCT. The following License Agreement applies to you. By using any version of Focalpoint containing Microsoft software, after receipt of this License Agreement, you indicate your acceptance of the following Microsoft License Agreement.

This is a legal agreement between you (either an individual or an entity) and Microsoft Corporation. By using any version of Focalpoint containing Microsoft software after your receipt of this License Agreement, you are agreeing to be bound by the terms of this agreement. If you do not agree to the terms of this agreement, promptly return the unused Focalpoint software in your possession and the accompanying items (including written materials and binders or other containers) to the place you obtained them.

GRANT OF LICENSE. This License Agreement permits you to use one copy of the Microsoft software program (the "SOFTWARE") on a single computer. The SOFTWARE is in "use" on a computer when it is loaded into temporary memory (i.e. RAM) or installed into permanent memory (e.g., hard disk, CD-ROM, or other storage device) of that computer. However, installation on a network server for the sole purpose of internal distribution shall not constitute "use" for which a separate license is required, provided you have a separate license for each computer to which the SOFTWARE is distributed.

COPYRIGHT. The SOFTWARE is owned by Microsoft or its suppliers and is protected by United States copyright laws and international treaty provisions. Therefore, you must treat the SOFTWARE like any other copyrighted material (e.g., a book or musical recording) except that you may either (a) make one copy of the SOFTWARE
                   ------
solely for backup or archival purposes, or (b) transfer the SOFTWARE to a single hard disk provided you keep the original solely for backup or archival purposes. You may not copy the written materials accompanying the SOFTWARE.

OTHER RESTRICTIONS. You may not rent or lease the SOFTWARE, but you may transfer the SOFTWARE and accompanying written materials on a permanent basis provided you retain no copies and the recipient agrees to the terms of this Agreement. You may not reverse engineer, decompile, or disassemble the SOFTWARE. If the SOFTWARE is an update or has been updated, any transfer must include the most recent update and all prior versions.

LIMITED WARRANTY. Microsoft warrants that the SOFTWARE will perform substantially in accordance with the accompanying written materials for a period of ninety (90) days from the date of receipt. Any implied warranties on the SOFTWARE are limited to ninety (90) days. Some states/jurisdictions do not allow limitations on duration of an implied warranty, so the above limitation may not apply to you.

NO OTHER WARRANTIES. To the maximum extent permitted by applicable law, Microsoft and its suppliers disclaim all other warranties, either express or implied, including, but not limited to, implied warranties of merchantability and fitness for a particular purpose, with regard to the SOFTWARE and the accompanying written materials. This limited warranty gives you specific legal rights. You may have others which vary from state/jurisdiction to state/jurisdiction.

NO LIABILITY FOR CONSEQUENTIAL DAMAGES. To the maximum extent permitted by applicable law, in no event shall Microsoft or its suppliers be liable for any damages whatsoever (including, without limitation, damages for loss of business profits, business interruption, loss of business information, or any other pecuniary loss) arising out of the use of or inability to use this Microsoft product, even if Microsoft has been advised of the possibility of such damages. Because some states/jurisdictions do not allow the exclusion or limitation of liability for consequential or incidental damages, the above limitation may not apply to you.

U.S. GOVERNMENT RESTRICTED RIGHTS. The SOFTWARE and documentation are provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of The Rights in Technical Data and Computer Software clause of DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software - Restricted Rights at 48 CFR 52.227-19, as applicable. Manufacturer is Microsoft Corporation/One Microsoft Way/Redmond, WA 98052-6399.

If you acquired this product in the United States, this Agreement is governed by the laws of the State of Washington. If this product was acquired outside the United States, then local law may apply.

Should you have any questions concerning this Agreement, or if you desire to contact Microsoft for any reason, please contact your local Microsoft subsidiary or sales offices or write: Microsoft Sale and Service/One Microsoft Way/Redmond, WA 98052-6399.

* AGP is the authorized licensee of Focalpoint, a registered trademark of Galileo International.

________________________________________________________________________________


According to the terms hereof, AGP will license to Subscriber Focalpoint SE (Special Edition) Software which allows Subscriber to utilize its own hardware and local area network (LAN) operating environment.


1. Subscriber may copy the Focalpoint SE Software for its internal use only and may install it on an unlimited number of Subscriber workstations. If Subscriber accesses Apollo Services via an ALC network, then the number of users who may concurrently access Apollo Services at a Location is equal to the number of terminal addresses ("TA's") specified on the Services Designator for that Location. If Subscriber accesses Apollo Services via a TCP/IP network, then the number of users who may concurrently access Apollo Services at a Location is equal to the number of global terminal identifiers ("GTID's") specified on the Services Designator for that Location.

2. Subscriber is responsible for obtaining, implementing, supporting, and maintaining the LAN, the LAN operating system, the workstation operating system, and all hardware and other software required for the operation of Focalpoint SE, but which is not provided by AGP. AGP has no responsibility whatsoever with respect to the foregoing and system response time responsibility is limited to AGP's wide area network (i.e., the Apollo Services mainframe to the modem provided by AGP). At Subscriber's request and upon AGP's approval, support services for the foregoing are available from AGP, at Subscriber's expense.

________________________________________________________________________________

According to the terms hereof, AGP will license to Subscriber Focalpoint Dial-Up Software ("Dial-Up Software") which permits a direct computer-to-computer link between a user's computer hardware and Apollo Services, for use by Subscriber's employees or clients ("Users").


1. FOCALPOINT DIAL-UP SOFTWARE LICENSE
   -----------------------------------

   Each User may utilize the Dial-Up Software only for the purpose of establishing a direct computer-to-computer link to Apollo Services for travel related services and functionality, excluding ticketing applications.


2. SUBSCRIBER RESPONSIBILITIES
   ---------------------------

   A. Subscriber must ensure that each User secures the appropriate hardware and software necessary to utilize the Dial-Up Software in accordance with the product Documentation. AGP will not provide Users any hardware, third-party software, or support with respect to the Dial-Up Software.

   B. Subscriber must ensure that the end user license agreement is provided to each User along with the Dial-Up Software.

   C. Subscriber is responsible for (i) installing the Dial-Up Software; (ii) training each of its Users; and (iii) ensuring that all Users have adequate expertise in all areas of Apollo Services functionality necessary to utilize the Dial-Up Software.

   D. Subscriber is permitted to make copies of the Dial-Up Software for distribution to its Users. Subscriber is responsible for duplicating and distributing the Dial-Up Software and maintaining the integrity of the Dial-Up Software during the duplication process. A Dial-Up Software license may not be transferred from one User to another.

   E. If Subscriber requires a replacement diskette, a new license must be ordered and the applicable one-time fee will apply. Subscriber will pay the appropriate third party for the communications costs incurred in conjunction with its use of Dial-Up Software.


3  TERMINATION
   -----------

   Either party may terminate a Dial-Up Software license upon thirty (30) days prior written notice to the other party.

EXISTING OBLIGATION ATTACHMENT
________________________________________________________________________________


If AGP terminates the Agreement for cause or if Subscriber terminates the Agreement other than for cause, then, in addition to any other amounts owing under the Agreement due to any such event, Subscriber will be required to pay AGP the amount of [*], plus interest at the maximum rate permitted by law calculated from the Contract Effective Date. This amount represents a portion of a prior debt for which Subscriber has agreed to be responsible and which AGP has agreed to conditionally waive upon the execution of the Agreement.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

EQUIPMENT ACTION CREDIT ATTACHMENT
________________________________________________________________________________


1. During the term of the Agreement, AGP will credit up to [*] ("Equipment Action Credit") of the project-related charges incurred by Subscriber under the Agreement for installation, deinstallation, reconfiguration, upgrade, exchange, or relocation of equipment leased from AGP, provided that such activities are performed in accordance with the Agreement and that Subscriber is meeting all of its obligations under the Agreement.

2. The Equipment Action Credit may not be applied to any charges incurred under the Agreement other than those described above and may not be applied to deinstallation charges resulting from Subscriber's breach of the Agreement. The Equipment Action Credit, or any portion thereof, may not be redeemed for cash and any unused portion shall be forfeited upon termination of the Agreement.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CUSTOMER PROFILE                                                                                CONTRACT NO. 173225
AGP 100   01/99                                                                    HOME OFFICE LOCATION PSEUDO 1G0M
-------------------------------------------------------------------------------------------------------------------
TO BE COMPLETED BY SUBSCRIBER:

Subscriber's Official Name   Internet Travel Network
                           ----------------------------------------------------------------------------------------
D/B/A (Doing Business As)    Small World Travel
                           ----------------------------------------------------------------------------------------
Home Office Location (HOL)   Address 453 Sherman Avenue
                                     ------------------------------------------------------------------------------
City, State, Zip Code   Palo Alto, California 94306
                      ---------------------------------------------------------------------------------------------
County   Santa Clara
       ------------------------------------------------------------------------------------------------------------
Phone Number   (650)  614-6300                    Fax Number    (650)  494-8186
             -----------------------------------             ------------------------------------------------------
Business Entity:       X   Corporation        _____ Limited Liability Company      _____ Partnership
                     -----
                     _____ Sole Proprietorship          _____ Other (describe)
State of Incorporation or Partnership Formation   California
                                                -------------------------------------------------------------------
HOL ARC Number   05-85520-5                                   Tax I.D. Number   93-11844437
               ---------------------------------------------                  -------------------------------------
Landlord Name  _____________________________________________  Landlord Phone Number _______________________________
Bank Name and Account No.   [*]
                          -----------------------------------------------------------------------------------------

PRINCIPALS (List Owners/Partners; Attach Additional Page if Necessary)
----------

1.       Mr./Ms.___________________________________________________  Social Security No.___________________________
         Title ______________________________________________________________ Home Phone___________________________
         Home Address
2.       Mr./Ms.___________________________________________________       Social Security No.______________________
         Title ______________________________________________________________     Home Phone_______________________
         Home Address______________________________________________________________________________________________
3.       Mr./Ms.___________________________________________________       Social Security No.______________________
         Title ______________________________________________________________     Home Phone_______________________
         Home Address______________________________________________________________________________________________

NOTICES
-------

Subscriber requests that notices under the Agreement be sent to Subscriber at the following address (no P.O. Box):

                      Internet Travel Network
            ----------------------------------------------------------
                      453 Sherman Avenue, Palo Alto, California        94306
            ----------------------------------------------------------
            ATTN:     Bob Norman
                  ----------------------------------------------------
SIGNATURE:  /s/ Matthew Ackerman                      DATE:  1/8/99
            ----------------------------------------        ----------

Please provide Apollo Galileo USA Partnership ("AGP") written notice, as specified in the notices section of the Agreement, of any changes to this information.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.